THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N

Lincoln Investor Advantage®, Lincoln Investor Advantage® Fee-Based, Lincoln Investor Advantage® (RIA)

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities

Lincoln Investor Advantage®, Lincoln Investor Advantage® Fee-Based

Supplement dated January 24, 2023 to the Prospectus dated May 1, 2022

This Supplement outlines a change to the investment options under your individual annuity contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This supplement is for informational purposes and requires no action on your part.

On December 12, 2022, the Board of Trustees of JPMorgan Insurance Trust approved the termination and liquidation of the JPMorgan Insurance Global Allocation Portfolio and JPMorgan Insurance Trust Income Builder Portfolio (“Portfolios”). It is anticipated that this liquidation will occur on or about April 25, 2023. As a result, these funds will no longer be available as an investment option under your Contract. If you have invested in either these funds, you must transfer all money out of the fund and into another Subaccount within your Contract. This transfer may be made any time prior to the close of business on April 24, 2023.

If you do not make this transfer prior to the liquidation, your money will be automatically transferred to the LVIP Government Money Market Fund subaccount on April 25, 2023. Once this transfer occurs, any future allocations of Purchase Payments and/or Contract Value (or Account Value under i4LIFE® Advantage) that you previously designated to the Portfolios will be allocated to the LVIP Government Money Market Fund subaccount. This investment will become your allocation instructions until you tell us otherwise. For complete details regarding these fund liquidations, please refer to the funds’ prospectuses.

Please retain this Supplement for future reference.